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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2004

                          DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

          Arizona                   000-27931                    86-0699108
(State or other jurisdiction       (Comission                   IRS Employer
     of incorporation)            (File Number)              Identification No.)

                 8221 East Evans Road, Scottsdale, Arizona 85260
             (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code (480) 951-1941


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant. - No events to report

Item 2. Acquisition or Disposition of Assets. - No events to report.

Item 3. Bankruptcy or Receivership. - No events to report

Item 4. Changes in Registrant's Certifying Accountant. -

      We have changed our auditors from James E. Raftery CPA, PC, to Semple & Cooper, LLP. James E. Raftery CPA, PC, did not resign or decline to stand for reelection. Rather, James E. Raftery, CPA, PC, is not certified under the PCAOB. The change in accountants was approved by the Board of Directors. There are no disagreements with James E. Raftery, CPA, PC. The new firm, Semple & Cooper, LLP, commenced its engagement as of March 16, 2004.

Item 5. Other Events and Regulation FD Disclosure. -No events to report

Item 6. Resignations of Registrant's Directors. -- No events to report

Item 7. Financial Statements and Exhibits. - No events to report

Item 8. Change in Fiscal Year. -- No events to report

Item 9. Regulation FD Disclosure.-- No events to report.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



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

Date: March 22, 2004                                DESERT HEALTH PRODUCTS, INC.


                                                              /s/ Johnny Shannon
                                                    ----------------------------
                                                       Johnny Shannon, President

*     Print name and title of the signing officer under his signature.


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